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                         * CONFIDENTIAL TREATMENT - EDITED COPY




CHARTERED                                             1450 McCandless Drive
SEMICONDUCTOR MANUFACTURING, INC.                     Milpitas, CA 95035. USA
                                                      Tel: (408) 941-1100
                                                      Fax: (408) 941-1101

                                                               EXHIBIT 10.19

September 26, 1997





Mr. David D. Tsang
President
Oak Technology, Inc.
139 Kifer Court
Sunnyvale, California 94086


Subject: Addendum to CSM LTD and Oak Technology agreement dated April 7, 1997
         Amendment Agreement (No. 2) to Deposit agreement dated 8 November 1995


Re:  Page 2 of the above agreement
     Changes to Section 3 (Condition Precedent)
     Paragraph 3.3

-------------------------------------------------------------------------------

Section 3.      CONDITION PRECEDENT
Paragraph 3.3   By   *   , Customer shall tape out a   *  Logic product
                ("  *   Logic product") at CSM's wafer fabrication facilities
                 situated in Singapore.

Amended to:
Section 3.      CONDITION PRECEDENT
Paragraph 3.3   BY   *   , Customer shall tape out a   *  Logic product
                ("  *   Logic product") at CSM's wafer fabrication facilities
                 situated in Singapore.



Approved by:                           Approved by:


/s/ Pam Preston    Date:  9/26/97     /s/ David D. Tsang    Date: SEP. 28, 97
----------------         ---------    -------------------         ------------
Pam Preston                           David D. Tsang
Managing Director                     President
CSM, Inc.                             Oak Technology, Inc.


                             * CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR
                               REDACTED PORTIONS WHICH HAVE BEEN FILED
                               SEPARATELY WITH THE COMMISSION.


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